UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 7, 2022

ALR TECHNOLOGIES INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-30414	88-0225807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7400 Beaufont Springs Drive

Suite 300

Richmond, Virginia 23225

(Address of Principal Executive Offices) (Zip Code)

(804) 554-3500

Registrant’s telephone number, including area code

(Former Name or Former Address

if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	ALRT	OTC US

Item 2.01	Completion of Acquisition or Disposition of Assets

On November 7, 2022, ALR Technologies Inc. (the “Company”) completed a merger in accordance with an Agreement and Plan of Merger and Reorganization dated May 17, 2022 (the “Merger Agreement”), by and among the Company, ALR Technologies SG Ltd., a Singapore company limited by shares (“ALR Singapore”), and its wholly-owned subsidiary, ALRT Delaware, Inc., a Delaware corporation (“ALR Delaware”), pursuant to which ALR Delaware merged with and into the Company (the “Redomicile Merger”), with the Company continuing as the surviving entity and a wholly-owned subsidiary of ALR Singapore. At the effective time of the Redomicile Merger, each outstanding share of the Company’s common stock, par value $0.001 per share (the “Common Stock”), was converted into the right to receive one ordinary share of ALR Singapore (“ALR Singapore Ordinary Shares”), and each option or warrant to purchase shares of Common Stock was converted into an option or warrant to subscribe for an equivalent number of ALR Singapore Ordinary Shares at an equivalent exercise price.

The issuance of ALR Singapore Ordinary Shares in connection with the Redomicile Merger was registered under the Securities Act of 1933, as amended, pursuant to ALR Singapore’s registration statement on Form F-4 (File No. 333-265166) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) and declared effective on September 23, 2022. The definitive information statement/prospectus of ALR Singapore and the Company, dated September 29, 2022 (the “Prospectus/Information Statement”), that forms a part of the Registration Statement contains additional information about the Redomicile Merger and the other transactions contemplated by the Merger Agreement.

The foregoing description of the Merger Agreement and the Redomicile Merger is not complete and is qualified in its entirety by reference to the Merger Agreement, which was included as Annex A to the Prospectus/Information Statement and Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 20, 2022, which is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

As a result of the consummation of the Redomicile Merger, each outstanding share of Common Stock was converted into the right to receive one ALR Singapore Ordinary Share, and the rights of the holders of Common Stock were modified. The rights of holders of ALR Singapore Ordinary Shares are governed by the Constitution of ALR Singapore. A form of such Constitution was included as Annex C and Exhibit 3.12 to the Registration Statement. A description of the ALR Singapore Ordinary Shares is contained under the caption “Description of ALR Singapore’s Share Capital” in the Prospectus/Information Statement and is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

The information include in Item 2.01 above is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2022

ALR Technologies Inc.

By:	/s/ Sidney Chan
Name:	Sidney Chan
Title:	Chairman and CEO